UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2025

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York (Address of principal executive offices)	10001 (Zip Code)

Registrant’s telephone number, including area code: (212) 720-3700
N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

As previously announced, on May 15, 2025, Foot Locker, Inc., a New York corporation (the “Company” “we,” “us,” or “our”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, DICK’S Sporting Goods, Inc., a Delaware corporation (“Dick’s”) and RJS Sub LLC, a New York limited liability company and a wholly owned subsidiary of Dick’s (“Merger Sub”). The Merger Agreement provides for the acquisition of the Company by Dick’s, pursuant to which, among other things, at the effective time of the Merger (the “Effective Time”), Merger Sub would merge with and into the Company (the “Merger”), with the Company continuing as the surviving entity, upon the terms and subject to the conditions set forth in the Merger Agreement. Capitalized terms used but not otherwise defined in this “Merger Agreement” section of this Current Report on Form 8-K have the meanings set forth in the Merger Agreement.

The respective boards of directors of the Company and Dick’s have unanimously approved the Merger Agreement, and the board of directors of the Company has recommended that the Company’s shareholders vote in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including, without limitation, the Merger.

Under the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any shares owned by Dick’s, the Company or any of their Subsidiaries) will be converted into the right to receive, at the election of each shareholder of Company Common Stock, (A) $24.00 in cash per share (the “Cash Consideration”), or (B) a number of validly issued, fully paid and nonassessable shares of common stock, par value $0.01 per share, of Dick’s (“Dick’s Common Stock”) equal to 0.1168 (the “Exchange Ratio”), subject to the conditions set forth in the Merger Agreement (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”). Holders of Company Common Stock who do not make a cash or stock election will receive Cash Consideration. The election period will be a period of not less than twenty business days ending on the date that is five business days prior to Dick’s good faith estimate of the Closing Date unless otherwise agreed by the parties.

If the Merger is consummated, the shares of Company Common Stock currently listed on the New York Stock Exchange (the “NYSE”) will be delisted from the NYSE and will subsequently be deregistered under the Securities Exchange Act of 1934, as amended.

Treatment of Company Equity Awards

Under the terms and subject to the conditions set forth in the Merger Agreement, (i) each option to purchase Company Common Stock (a “Company Option”) that is outstanding and unexercised, whether or not vested, as of immediately prior to the Effective Time and that has a per share exercise price that is less than the Cash Consideration (each, an “In-the-Money Option”) will be cancelled and converted into the right to receive an amount in cash equal to (i) the number of shares of Company Common Stock subject to the Company Option as of immediately prior to the Effective Time multiplied by (ii) the excess (if any) of the Cash Consideration over the per share exercise price applicable to the Company Option. At the Effective Time, each Company Option that is not an In-the-Money Option which is outstanding and unexercised, whether or not vested, as of immediately prior to the Effective Time will be cancelled for no consideration.

Under the terms and subject to the conditions set forth in the Merger Agreement, each deferred stock unit award (a “Company DSU Award”) that is outstanding as of immediately prior to the Effective Time will be cancelled and converted into the right to receive, at the time or times elected by the holder, the Cash Consideration in respect of each share of Company Common Stock subject to the Company DSU Award as of immediately prior to the Effective Time.

Under the terms and subject to the conditions set forth in the Merger Agreement, each restricted stock unit award (a “Company RSU Award”) that is held by an individual who is not a non-employee director of the Company and each performance stock unit award (a “Company PSU Award”) that is outstanding as of immediately prior to the Effective Time will be assumed and converted into a restricted stock unit award in respect of a number of shares of Dick’s Common Stock equal to the product obtained by multiplying (a) the total number of shares of Company Common Stock subject to the Company RSU Award or Company PSU Award, as applicable, as of immediately prior to the Effective Time by (b) 0.1168, with any fractional shares rounded to the nearest whole share. For purposes of the immediately preceding sentence, the number of shares of Company Common Stock subject to a Company PSU Award as of immediately prior to the Effective Time will be determined in accordance with the applicable award agreements; and each Company RSU Award that is held by a non-employee director of the Company and is outstanding, whether or not vested, as of immediately prior to the Effective Time will be cancelled and converted into the right to receive an amount in cash equal to (a) the number of shares of Company Common Stock subject to the Company RSU Award as of immediately prior to the Effective Time multiplied by (b) the Cash Consideration.

Conditions to Closing

The Merger is subject to the satisfaction or waiver of various closing conditions, including but not limited to, (i) the receipt of the affirmative vote of the holders of two-thirds (2/3rds) of the outstanding shares of Company Common Stock in favor of the adoption of the Merger Agreement at the Company Shareholders’ Meeting (the “Company Shareholder Approval”), (ii)  the absence of any Governmental Entity of competent jurisdiction issuing any order or other legal restraint, preventing consummation of the Merger, (iii) the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and clearance under certain specified antitrust laws, (iv) approval for listing by the NYSE of the shares of Dick’s Common Stock to be issued in the Merger, and (v) a declaration by the Securities and Exchange Commission (“SEC”) of the effectiveness of the Form S-4 to be filed with the SEC by Dick’s relating to the registration under the Securities Act of the shares of Dick’s Common Stock to be issued in the Merger. The obligation of each party to consummate the Merger is also subject to the satisfaction or waiver of other closing conditions, including, among others, the absence of a Company Material Adverse Effect since the date of the Merger Agreement that is continuing, the accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement and compliance in all material respects with the other party’s obligations under the Merger Agreement.

Representations, Warranties and Covenants; Regulatory Efforts

The Merger Agreement contains customary representations, warranties and covenants, including relating to (i) the conduct of the Company’s business between the date of the signing of the Merger Agreement and the consummation of the Merger, (ii) the efforts of the parties to cause the Merger to be completed, (iii) the Company’s obligations to hold a Company Shareholders’ Meeting to obtain the Company Shareholder Approval, (iv) the preparation and filing of a registration statement on Form S-4 containing a proxy statement/prospectus with the SEC in connection with the Merger and (v) the Company’s non-solicitation obligations related to alternative business combination proposals and the obligation of the Company board of directors, subject to customary exceptions, to recommend that Foot Locker shareholders adopt the Merger Agreement.

Subject to certain qualifications, each party has agreed to use its reasonable best efforts to consummate the Merger, including to obtain the required regulatory approvals for the transaction, and Delta has agreed, if required to resolve or eliminate any impediments or objections that may be asserted with respect to the Merger, to certain commitments relating thereto.

Termination; Termination Fees

The Merger Agreement contains customary provisions giving each of Dick’s and the Company the right to terminate the Merger Agreement under certain circumstances. Subject to certain limitations, either party may terminate the Merger Agreement (i) by mutual written consent of Dick’s and the Company, (ii) if the Merger is not consummated on or before May 15, 2026, subject to two extensions of three months each (the “Outside Date”) if on such date all of the closing conditions except those relating to regulatory approvals have been satisfied or waived, or (iii) if any Governmental Entity issues a final and non-appealable order, or a law is in effect, permanently preventing or prohibiting the Merger. Subject to certain limitations, the Company may terminate the Merger Agreement, (i) if there has been a breach by Dick’s or Merger Sub of any representation, warranty, covenant or agreement contained in the Merger Agreement to the extent such breach would result in the failure of a closing condition (subject to a 30-day cure period) or (ii) prior to obtaining the Company Shareholder Approval, in order to effect a Change of Recommendation and enter into a Superior Proposal. Subject to certain limitations, Dick’s may terminate the Merger Agreement, (i) if the Company breaches, violates or fails to perform any representation, warranty, covenant or agreement in the Merger Agreement to the extent such breach would result in the failure of a closing condition (subject to a 30-day cure period), (ii) prior to obtaining Company Shareholder Approval, a Change of Recommendation has occurred or if the Company materially breaches certain of its obligations related to the non-solicitation of alternative business combination proposals, the filing of the Proxy Statement and the holding of the Company Shareholders’ Meeting, or (iii) if the Company Shareholders’ Meeting shall have concluded and the Company Shareholder Approval was not obtained.

Upon termination of the Merger Agreement, under specified circumstances, including by the Company to enter into a definitive agreement with respect to an Acquisition Proposal in accordance with the terms of the Merger Agreement, the Company may be required to pay a termination fee in cash to Dick’s equal to $59,500,000. Upon termination of the Merger Agreement under specified circumstances, including the termination by either party because certain required regulatory clearances are not obtained before the Outside Date, Dick’s will be required to pay the Company a termination fee in cash equal to $95,500,000.

Important Statement Regarding the Merger Agreement

The foregoing description of the Merger Agreement, the Merger and the other transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated by reference herein.

The Merger Agreement and the foregoing description of the Merger Agreement has been included to provide investors and shareholders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, Dick’s or any of their respective subsidiaries. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in the Company’s public disclosures, as well as additional non-public information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Dick’s or any of their respective subsidiaries. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties, covenants, conditions and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated May 15, 2025, by and among Foot Locker, Inc., DICK’S Sporting Goods, Inc. and RJS Sub LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified as those that may predict, forecast, indicate or imply future results or performance and by forward-looking words such as “believe”, “anticipate”, “expect”, “estimate”, “predict”, “intend”, “plan”, “project”, “goal”, “will”, “will be”, “will continue”, “will result”, “could”, “may”, “might” or any variations of such words or other words with similar meanings. Any statements about DICK’S Sporting Goods, Inc.’s (“DICK’S Sporting Goods”), Foot Locker, Inc.’s (“Foot Locker”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. These statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond DICK’S Sporting Goods’, Foot Locker’s and the combined company’s control. DICK’S Sporting Goods’, Foot Locker’s and the combined company’s future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Forward-looking statements include statements regarding, among other things, the benefits of the combination of DICK’S Sporting Goods and Foot Locker (the “Transaction”), including future financial and operating results and the combined company’s plans, objectives, expectations, intentions, growth strategies and culture and other statements that are not historical facts.

Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements include, but are not limited to, current macroeconomic conditions, including prolonged inflationary pressures, potential changes to international trade relations, geopolitical conflicts and adverse changes in consumer disposable income; supply chain constraints, delays and disruptions; fluctuations in product costs and availability due to tariffs, currency exchange rate fluctuations, fuel price uncertainty and labor shortages; changes in consumer demand for products in certain categories and consumer lifestyle changes; intense competition in the sporting goods industry; the overall success of DICK’S Sporting Goods’, Foot Locker’s and the combined company’s strategic plans and initiatives; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s vertical brand strategy and plans; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to optimize their respective distribution and fulfillment networks to efficiently deliver merchandise to their stores and the possibility of disruptions; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s dependence on suppliers, distributors, and manufacturers to provide sufficient quantities of quality products in a timely fashion; the potential impacts of unauthorized use or disclosure of sensitive or confidential customer, employee, vendor or other information; the risk of problems with DICK’S Sporting Goods’, Foot Locker’s and the combined company’s information systems, including e-commerce platforms; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to attract and retain customers, executive officers and employees; increasing labor costs; the effects of the performance of professional sports teams within DICK’S Sporting Goods’, Foot Locker’s and the combined company’s core regions of operations; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to control expenses and manage inventory shrink; the seasonality of certain categories of DICK’S Sporting Goods’, Foot Locker’s and the combined company’s operations and weather-related risks; changes in applicable tax laws, regulations, treaties, interpretations and other guidance; product safety and labeling concerns; the projected range of capital expenditures of DICK’S Sporting Goods, Foot Locker and the combined company, including costs associated with new store development, relocations and remodels and investments in technology; plans to return capital to stockholders through dividends and share repurchases, if any; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to meet market expectations; the influence of DICK’S Sporting Goods’ Class B common stockholders and associated possible scrutiny and public pressure; compliance and litigation risks; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to protect their respective intellectual property rights or respond to claims of infringement by third parties; the availability of adequate capital; obligations and other provisions related to DICK’S Sporting Goods’, Foot Locker’s and the combined company’s indebtedness; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s future results of operations and financial condition; the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the Transaction; the outcome of any legal proceedings that may be instituted against DICK’S Sporting Goods or Foot Locker, including with respect to the Transaction; the possibility that the Transaction does not close when expected or at all because required regulatory or shareholder approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction, including anticipated cost synergies, may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of DICK’S Sporting Goods and Foot Locker following the closing of the Transaction; the dilution caused by the issuance of shares of DICK’S Sporting Goods common stock in the Transaction; the possibility that a Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the terms of the debt financing incurred in connection with the Transaction; reputational risk and potential adverse reactions of DICK’S Sporting Goods’ or Foot Locker’s customers, employees or other business partners; and the diversion of DICK’S Sporting Goods’ and Foot Locker’s management’s attention and time from ongoing business operations and opportunities due to the Transaction. These factors are not necessarily all of the factors that could cause DICK’S Sporting Goods’, Foot Locker’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm DICK’S Sporting Goods’, Foot Locker’s or the combined company’s results.

For additional information on these and other factors that could affect DICK’S Sporting Goods’ or Foot Locker’s actual results, see the risk factors set forth in DICK’S Sporting Goods’ and Foot Locker’s filings with the Securities and Exchange Commission (the “SEC”), including DICK’S Sporting Goods’ most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and its other filings with the SEC, and Foot Locker’s most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and its other filings with the SEC. DICK’S Sporting Goods and Foot Locker disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation. Forward-looking statements included in this presentation are made as of the date of this presentation.

Additional Information about the Merger and Where to Find It

In connection with the Transaction, DICK’S Sporting Goods intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement of Foot Locker that also constitutes a prospectus for the shares of DICK’S Sporting Goods common stock to be offered in the Transaction. Each of DICK’S Sporting Goods and Foot Locker may also file other relevant documents with the SEC regarding the Transaction. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that DICK’S Sporting Goods or Foot Locker may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to shareholders of Foot Locker. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT DICK’S SPORTING GOODS, FOOT LOCKER, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about DICK’S Sporting Goods, Foot Locker and the Transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by DICK’S Sporting Goods will be available free of charge on DICK’S Sporting Goods’ website at https://investors.dicks.com. Copies of the documents filed with the SEC by Foot Locker will be available free of charge on Foot Locker’s website at https://investors.footlocker-inc.com.

Participants in the Solicitation

DICK’S Sporting Goods, Foot Locker and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information about the directors and executive officers of DICK’S Sporting Goods is set forth in DICK’S Sporting Goods’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on May 2, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001089063/000108906325000054/dks-20250501.htm, under the headings “Corporate Governance,” “Director Compensation,” “Executive Compensation,” “Transactions with Related Persons” and “Stock Ownership,” DICK’S Sporting Goods’ Annual Report on Form 10-K for the fiscal year ended February 1, 2025, which was filed with the SEC on March 27, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1089063/000108906325000012/dks-20250201.htm, and to the extent holdings of DICK’S Sporting Goods securities by its directors or executive officers have changed since the amounts set forth in DICK’S Sporting Goods’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership on Form 4, which are filed with the SEC. Information about the directors and executive officers of Foot Locker is set forth in Foot Locker’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 10, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/850209/000110465925033769/tm2425908-3_def14a.htm, under the headings “Governance,” “Director Compensation,” “Executive Compensation” and “Shareholder Ownership,” Foot Locker’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025, which was filed with the SEC on March 27, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/850209/000143774925009620/floc20241213_10k.htm, and to the extent holdings of Foot Locker securities by its directors or executive officers have changed since the amounts set forth in Foot Locker’s proxy statement for its 2025 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership on Form 4, which are filed with the SEC.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by DICK’S Sporting Goods and Foot Locker will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by DICK’S Sporting Goods will be available free of charge on DICK’S Sporting Goods’ website at https://investors.dicks.com and those filed by Foot Locker will be available free of charge on Foot Locker’s website at https://investors.footlocker-inc.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: May 15, 2025	By:	/s/ Jennifer L. Kraft
		Name:	Jennifer L. Kraft
		Title:	Executive Vice President and General Counsel